SCHEDULE II
                       INFORMATION WITH RESPECT TO
           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
             SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                   SHARES
                                   PURCHASED        AVERAGE
                   DATE            SOLD(-)          PRICE(2)

COMMON STOCK-FIELDCREST CANNON

 GABELLI FUNDS, INC.

  THE GABELLI ASSET FUND

               12/01/94            5,000-           24.7500

 GAMCO INVESTORS, INC.

                1/31/95            2,000-           22.5000
                1/20/95              500-           22.8750
                1/10/95            1,500-           22.8750
                1/03/95              500-           24.8750
               12/30/94            1,000-           25.0000
               12/21/94            1,000-           24.5000
               12/20/94              500-           23.8750
               12/19/94            4,000            24.0000
               12/19/94            4,000-           24.0000
               12/16/94            4,000-           24.0000
               12/14/94            2,000-           23.7500
               12/06/94            1,400-           24.8750


















(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.

                                                     Page 28 of 29
              SCHEDULE II
                   INFORMATION WITH RESPECT TO
        TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
          SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                   SHARES
                                   PURCHASED        AVERAGE
                   DATE            SOLD(-)          PRICE(2)

COMMON STOCK-FIELDCREST CANNON

 GABELLI FUNDS, INC.

  THE GABELLI ASSET FUND

               12/01/94            5,000-           24.7500

 GAMCO INVESTORS, INC.

                1/31/95            2,000-           22.5000
                1/20/95              500-           22.8750
                1/10/95            1,500-           22.8750
                1/03/95              500-           24.8750
               12/30/94            1,000-           25.0000
               12/21/94            1,000-           24.5000
               12/20/94              500-           23.8750
               12/19/94            4,000            24.0000
               12/19/94            4,000-           24.0000
               12/16/94            4,000-           24.0000
               12/14/94            2,000-           23.7500
               12/06/94            1,400-           24.8750


















(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NY STOCK EXCHANGE.
(2) PRICE EXCLUDES COMMISSION.